Exhibit 99.1

INVESTOR SUBSCRIPTION AGREEMENT

This Investor Subscription Agreement (this “Agreement”) is entered into on January     , 2013 by and between Arrowhead Research Corporation, a Delaware corporation (the “Company”), and the Purchaser identified on the signature page hereto (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser desire to purchase from the Company, Units consisting of shares of Common Stock and Warrants, as more fully described in this Agreement.

NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. When used in this Agreement, the following capitalized terms have the meanings indicated:

“Closing” means the consummation of the purchase and sale of the Units pursuant to Section 2.1.

“Closing Date” means Wednesday, January 30, 2013.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Material Adverse Effect” has the meaning set forth in Section 3.1(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Price” has the meaning assigned to it in Section 2.1.

“Shares” means the number of shares of Common Stock set forth on the signature page hereto as “Shares.”

“Unit” has the meaning set forth in Section 2.1.

“Warrant” or “Warrants” means warrants to purchase shares of Common Stock, each warrant being exercisable for 0.5 shares of Common Stock.

“Warrant Shares” means the number of shares deliverable to the Purchaser upon exercise of the Warrants as set forth on the signature page hereto as “Warrant Shares.”

ARTICLE II

PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company shall sell, and the Purchaser shall purchase that number of units as set forth on the signature page hereto executed by the Purchaser, with each unit consisting of one share of Common Stock (collectively, the “Shares”) and one Warrant (the “Units”) . At the Closing, the Purchaser shall deliver the “Subscription Amount” as set forth on the signature page hereto executed by such Purchaser (the “Purchase Price”) via wire transfer of immediately available funds, against the Company’s delivery to the Purchaser of the shares of Common Stock and a scanned copy of the Warrants, with the original Warrants to follow by overnight Federal Express delivery at the address provided on the signature page hereto. The shares of Common Stock and Warrants comprising the units are immediately separable and will be issued separately.

2.2 Closing Conditions.

(a) The obligations of the Company hereunder at the Closing with respect to the Purchaser are subject to the satisfaction of the following conditions:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchaser contained herein; and

(ii) the delivery by the Purchaser to the Company of the Purchase Price for the Units as set forth in Section 2.1.

(b) The obligations of the Purchaser hereunder at the Closing are subject to the satisfaction of the following conditions:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein;

(ii) the delivery by the Company to the Purchaser of the Units as set forth in Section 2.1;

(iii) the Common Stock shall be listed for trading on the NASDAQ Capital Market; and

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. As an inducement to the Purchaser to enter into this Agreement and to purchase the Units, the Company hereby represents and warrants to the Purchaser as follows:

(a) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement; (ii) a material adverse effect on the results of operations, assets, business, prospects or consolidated financial condition of the Company and its subsidiary, taken as a whole; or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out its obligations thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation or bylaws; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default), give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument to which the Company is a party or by which any property or asset of the Company is bound or affected; or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; or (iv) conflict with or violate the terms of any agreement by which the Company is bound or to which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than the filing of the Prospectus Supplement (as defined below).

(e) Issuance of the Shares and Warrant Shares. The Shares and Warrant Shares have been duly authorized and, when issued and paid for in accordance with this Agreement, and with respect to the Warrant Shares, against payment therefore in accordance with the terms of the Warrant, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, claims or encumbrances imposed by the Company other than restrictions on transfer referred to in this Agreement and the Warrant.

(f) Capitalization. The capitalization of the Company is as described in the Company’s most recent periodic report, as modified by any subsequent current reports, filed with the Commission. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. The issuance and sale of the Units will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than shares of Common Stock issuable upon exercise of the Warrants) and will not result in a right of any holder of Company securities to adjust the conversion, exchange or reset price under such securities.

(g) Material Changes. Since the date of the Company’s most recent periodic report filed with the Commission, there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, other than those events, occurrences or developments described in any current reports filed with the Commission by the Company.

(h) Certain Fees. Other than as described in the Prospectus Supplement, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

(i) Registration of Offering. The Company’s Registration Statement on Form S-3 (File No. 333-176159) (the “Registration Statement”) has been declared effective by the Commission and no stop orders have been issued or, to the knowledge of the Company, are threatened. The Shares, Warrants and Warrant Shares are to be offered and sold pursuant to the Registration Statement and the prospectus contained therein dated August 17, 2011, which shall be supplemented by a prospectus supplement to be filed pursuant to Rule 424(b) under the Securities Act of 1933 (the “Prospectus Supplement”). The Prospectus Supplement will be filed with the Commission in the manner and within the time period required under Rule 424(b).

3.2 Representations and Warranties of the Purchaser. In order to induce the Company to enter into this Agreement and to sell and issue the Units, the Purchaser hereby represents and warrants to the Company as follows:

(a) Organization; Authority. The Purchaser is an individual or entity duly formed, validly existing and in good standing under the laws of the jurisdiction in which it is established, with the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Short Sales. From November 1, 2012 through the date hereof, neither the Purchaser nor any of its affiliates has made any short sales of, or granted any option for the purchase of or entered into any hedging or similar transaction with the same economic effect as a short sale.

ARTICLE IV

MISCELLANEOUS

4.1 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

4.2 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser or, in the case of a waiver, by the party against whom a waiver of any such provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

4.3 Successors and Assigns. No party may assign any of its rights or obligations under this Agreement without the prior written consent of the other Party; provided, that this provision shall not limit Purchaser’s rights to transfer the Shares or Warrants in accordance with all of the terms of this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

4.4 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

4.5 Attorneys’ Fees. If any action at law or equity, including an action for declaratory relief, is brought to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and expenses from the other party, which fees and expenses shall be in addition to any other relief, which may be awarded.

4.6 Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

4.7 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

4.8 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Investor Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

ARROWHEAD RESEARCH CORPORATION

By:
Christopher Anzalone, Ph.D.
President and Chief Executive Officer

Signature Page to Investor Subscription Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Investor Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purhcaser:

Address for Delivery of Certificated Securities to Purchaser (if not same as address for notice):

Subscription Amount:	$

Number of Units:

EIN Number:

☐ Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed to purchase the securities set forth in this Agreement to be purchased from the Company by the above-signed, and the obligations of the Company to sell such securities to the above-signed, shall be unconditional and all conditions to Closing shall be disregarded, (ii) the Closing shall occur on the Closing Date and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or the above-signed of any agreement, instrument, certificate or the like or purchase price (as applicable) shall no longer be a condition and shall instead be an unconditional obligation of the Company or the above-signed (as applicable) to deliver such agreement, instrument, certificate or the like or purchase price (as applicable) to such other party on the Closing Date.

Signature Page to Investor Subscription Agreement